Exhibit 10.5

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”) is entered into as of December 6, 2007 by and among MICRO COMPONENT TECHNOLOGY, INC., a Minnesota corporation (the “Parent”),  LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), VALENS OFFSHORE SPV I, LTD., a Cayman Islands company (“Valens Offshore”), VALENS U.S. SPV I, LLC, a Delaware limited liability company (“Valens U.S.”) and PSOURCE STRUCTURED DEBT LIMITED, a Guernsey company (“Psource” and together with Laurus, Valens Offshore and Valens U.S., the “Holders” and each a “Holder”)  for the purpose of amending the terms of (i) that certain Secured Non-Convertible Revolving Note, dated as of February 17, 2006 issued by the Parent to Laurus in the original principal amount of $4,000,000(as amended, restated, modified and/or supplemented from time to time, the “Revolving Note”), (ii) that certain Secured Non-Convertible Term Note, dated February 17, 2006 issued by the Parent to Laurus in the original principal amount of $5,250,000 (as amended, restated, modified and/or supplemented from time to time, the “February 2006 Term Note”), a portion of which was subsequently assigned to Valens Offshore and Valens U.S., (iii) that certain 10% Senior Subordinated Convertible Note, dated February 17, 2004 issued by the Parent to Amaranth Trading, L.L.C. in the original principal amount of $1,229,919 and subsequently assigned to Laurus pursuant to that certain Note Sale Agreement dated as of December 20, 2006 by and between Amaranth Trading L.L.C. and Laurus (as amended, restated, modified and/or supplemented from time to time, the “10% Note”), (iv)  that certain Secured Term Note, dated March 29, 2007, issued by the Parent to Laurus in the original principal amount of $1,000,000us (as amended, restated, modified and/or supplemented from time to time, the “March 2007 Term Note” and together with the Revolving Note, February 2006 Term Note and the 10% Note, the “Notes”); (v) the Common Stock Purchase Warrant dated as of the date hereof granted by the Parent to the Holders to purchase up to 3,500,000 shares of the Parent’s common stock, par value $0.01 per share (“Common Stock”)(the “Additional Warrants”, as more fully described under section 7 hereof”), (vi) the Common Stock Purchase Warrant dated March 29, 2007 and granted by the Parent to Laurus to purchase up to 5,000,000 shares of the Parent’s Common Stock (the “March 2007 Warrant”), (vii) the Warrant dated as of February 17, 2006 and granted by the Parent to Laurus to purchase up to 2,500,000 shares of the Parent’s Common Stock (the “February 2006 Warrant”), (viii) the Common Stock Purchase Warrant dated January 28, 2005 and granted by the Parent to Laurus to purchase up to 150,000 shares of the Parent’s Common Stock (the “January 2005 Warrant”), (ix) the Option dated April 29, 2005 and granted by the Parent to Laurus to purchase up to 2,556,651 shares of the Parent’s Common Stock (the “April 2005 Option”) and (x) the Common Stock Purchase Warrant dated March 9, 2004 hereof granted by the Parent to Laurus to purchase up to 400,000 shares of the Parent’s Common Stock (the “March 2004 Warrant”, and together with the Additional Warrants, March 2007 Warrant, February 2006 Warrant, January 2005 Warrant, and the April 2005 Option, the “Warrants”). Portions of the March 2007 Warrant, the February 2006 Warrant, the January 2005 Warrant, the April 2005 Option and the March 2004 Warrant have been subsequently assigned to Valens Offshore, Valens U.S. and Psource.

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in each of the respective Notes or Warrants, as applicable.

WHEREAS, the Parent and each Holder, as applicable, have agreed to make certain changes to the Notes and Warrants as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Laurus hereby agrees that the Maturity Date (as such term is defined in each Note) shall be amended to September 30, 2009.

Each of Valens Offshore and Valens U.S. hereby agree that the Maturity Date of the February 2006 Note shall be extended to September 30, 2009.

Section 1.3 of the February 2006 Term Note is hereby deleted in its entirety, and the following inserted in its stead

“1.3         Principal Payments.  Amortizing payments of the aggregate principal amount outstanding under this Note at any time (the “Principal Amount”) shall be made by the Company on January 1, 2009 and on the first business day of each succeeding month thereafter through and including the Maturity Date (each, an “Amortization Date”).  Commencing on the first Amortization Date, the Company shall make monthly payments to the Holder on each Amortization Date, each such payment in the amount of $44,000 together with any accrued and unpaid interest on such portion of the Principal Amount plus any and all other unpaid amounts which are then owing under this Note, the Security Agreement and/or any other Ancillary Agreement (collectively, the “Monthly Amount”).  Any outstanding Principal Amount together with any accrued and unpaid interest and any and all other unpaid amounts which are then owing by the Company to the Holder under this Note, the Security Agreement and/or any other Ancillary Agreement shall be due and payable on the Maturity Date.”

3.      Effective on the date hereof, Section 10 of the March 2004 Warrant and the January 2005 Warrant is hereby deleted in its entirety and the following inserted in its stead

“10  Maximum Exercise.  Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its

Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended.   For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence.  For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date.  The limitations set forth herein (x) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default under the Note and (y) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company; provided, however, that, such written notice of waiver shall only be effective if delivered at a time when no indebtedness (including, without limitation, principal, interest, fees and charges) of the Company of which the Holder or any of its Affiliates was, at any time, the owner, directly or indirectly is outstanding.”

4.             Effective on the date hereof, Section 1.1 of the April 2005 Option is hereby deleted in its entirety and the following inserted in its stead

“1.1         Maximum Exercise.  Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended.   For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence.  For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date.  The limitations set forth herein (x) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default as defined in the Secured Convertible Term Note dated as of the date hereof and (y) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company; provided, however, that, such written notice of waiver shall only be effective if delivered at a time when no indebtedness (including, without limitation, principal, interest, fees and charges) of the Company of which the Holder or any of its Affiliates was, at any time, the owner, directly or indirectly is outstanding.”

5.      Effective on the date hereof, Section 1.1 of the February 2006 Warrant is hereby deleted in its entirety and the following inserted in its stead

“1.1 Maximum Exercise.  Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of this Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the Holder and its Affiliates beneficially own more than 9.99% of the then outstanding shares of Common Stock). As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended.   For purposes of the second preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such sentence.  For any reason at any time, upon written or oral request of the Holder, the Company shall within one (1) business day confirm orally and in writing to the Holder the number of shares of Common Stock outstanding as of any given date.  The limitations set forth herein (x) shall automatically become null and void following notice to the Company upon the occurrence and during the continuance of an Event of Default under and as defined in that certain Security and Purchase Agreement, dated as of the date hereof, by and between the Company and the Holder and (y) may be waived by the Holder upon provision of no less than sixty-one (61) days prior written notice to the Company; provided, however, that, such written notice of waiver shall only be effective if delivered at a time when no indebtedness (including, without limitation, principal, interest, fees and charges) of the Company of which the Holder or any of its Affiliates was, at any time, the owner, directly or indirectly is outstanding.”

6.             The Parent and each applicable Holder agree that, upon execution of this Amendment by the Parent and Holders, the Parent will be deemed to have received notice from each applicable Holder of each applicable Holder’s amendment of the 4.99% conversion limitation set forth in Section 10 of the March 2004 Warrant and January 2005 Warrant and Section 1.1 of the April 2005 Option and February 2006 Warrant, as applicable, which waiver shall become effective on the 76th day following the date hereof.

7.             In consideration of the consummation of the transactions contemplated hereby, the Parent will, on the date hereof, (i) issue to Laurus, the right to purchase up to 1,977,949.00  shares of the Common Stock of the Parent with an exercise price of $.01, per share, such additional warrant to be in the form attached hereto as Exhibit A (the “Laurus Warrant”); (ii) issue to Valens U.S. the right to purchase up to 405,595.00 shares of the Common Stock of the Parent with an exercise price of $.01, per share, such additional warrant to be in the form attached hereto as Exhibit B (the “Valens U.S. Warrant”); (iii) issue to to Valens Offshore the right to purchase up to 399,745.00 shares of Common Stock of the Parent with an exercise price of $.01 per share, such additional warrant to be in the form attached hereto as Exhibit C (the “Valens Offshore Warrant”); and (iv) issue to Psource the right to purchase up to 716,711.00 shares of Common Stock of the Parent with an exercise price of $.01 per share, such addition warrant to be in the form attached hereto as Exhibit D (the “Psource Warrant”, and together with the Laurus Warrant, the Valens U.S. Warrant and the Valens Offshore Warrant, the “Additional Warrants”).  The Parent further agrees to file a Registration Statement (as defined in, and subject to the terms of, the Registration Rights Agreement, dated March 29, 2007 between the Parent and Laurus, as amended, modified or supplemented form time to time (the “Registration Rights Agreement”)), to register the shares of Common Stock that may be issued upon exercise of the Additional Warrants in accordance with the provisions of the Registration Rights Agreement, subject to SEC limitations and restrictions on the number of shares that can be registered.

8.             The parties hereto agree that the fair market value of the Additional Warrants (as reasonably determined by the parties) received in consideration of the amendments to the Notes made by the Holders hereunder is hereby designated as interest and, accordingly shall be treated, on a pro rata basis, as reduction of the remaining stated principal amount (which reduced principal amount shall be treated as the issue price) of the Notes, as applicable, for U.S. federal income tax purposes under and pursuant to Treasury Regulations Sections 1.1001-3(e)(2)(iii), 1.1273-2(g)(2)(ii) and 1.1274-2(b)(1).  The parties further agree to file all applicable tax returns in accordance with such characterization and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization.  Notwithstanding the foregoing, nothing contained in this paragraph shall or shall be deemed to modify or impair in any matter whatsoever the Parent’s obligations from time to time owing to each Holder under the Notes.

9.             The fair market value of the Psource Warrant (as reasonably determined by the parties) received in consideration of the amendments herein made by Psource hereunder shall be treated for U.S. federal income tax purposes as payment of additional interest.  The parties further agree to file all applicable tax returns in accordance with such characterization and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization.  Notwithstanding, the foregoing, nothing contained in this paragraph shall or shall be deemed to modify or impair in any manner whatsoever the Parents obligations from time to time owing to Psource under the Notes.

10.           For good and valuable consideration, receipt of which is hereby acknowledged, without the prior written consent of the Parent, each applicable Holder hereby agrees (i) for the period commencing on the date hereof and ending on January 1, 2009 not to sell any Common Stock acquired upon exercise of the Additional Warrantsand March 2007 Warrant (such Common Stock, “Exercised Common Stock”) and (ii) at any time on or after January 1, 2009 the applicable Holder shall not, on any trading day, be permitted to sell Exercised Common Stock underlying the exercise of the Additional Warrants and March 2007 Warrant in a number that exceeds twenty percent (20%) of the aggregate number of shares of Common Stock traded on such trading day.  Notwithstanding anything contained herein to the contrary, the foregoing restrictions (a) shall not be applicable and shall have no further force or effect (i) following the occurrence and during the continuance of an Event of Default (ii) in the event the Parent shall effect a reorganization, consolidate with or merge into any other entity or transfer all or substantially all of its properties or assets and (b) shall not apply to transfers in a private transaction including, without limitation, as a bona fide gift or gifts, provided that the transferee thereof agrees to be bound in writing by the restrictions set forth herein.

11.           The Holders understand that the Parent has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements.  The Parent hereby covenants to report the terms and provisions of this Amendment on a current report on Form 8-K within five (5) business days of the date executed by all parties.

12.           This Amendment shall be effective as of the date hereof following the due execution of same by each of Parent and applicable Holder and delivery of same by Parent to each applicable Holder..

13.           This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Parent and Holder has caused this Omnibus Amendment to be signed in its name effective as of this 6th day of December 2007.

MICRO COMPONENT TECHNOLOGY, INC.

By:
Name:
Title:

LAURUS MASTER FUND, LTD.
By: Laurus Capital Management, LLC, its
investment manager

By:
Name:
Title:

VALENS OFFSHORE SPV I, LTD.
By: Valens Capital Management, LLC, its
investment manager

By:
Name:
Title:

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its
investment manager

By:
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED
By: Laurus Capital Management, LLC, its
investment manager

By:
Name:
Title: